EQ ADVISORS TRUST

SUPPLEMENT DATED NOVEMBER 13, 2008 TO THE PROSPECTUS FOR THE

EQ/FRANKLIN TEMPLETON FOUNDING STRATEGY PORTFOLIO DATED MAY 1, 2008

This Supplement updates certain information contained in the Prospectus dated May 1, 2008 of the EQ/Franklin Templeton Founding Strategy Portfolio (“Portfolio”) of EQ Advisors Trust (“Trust”). You may obtain an additional copy of the Prospectus, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104. You should read this Supplement in connection with the Prospectus and retain it for future reference.

The purpose of this Supplement is to provide you with updated information regarding changes in the Portfolio managers of the Portfolio.

Effective November 13, 2008, information following the first paragraph in the section of the Prospectus entitled “Who Manages the Portfolio – The Manager” is replaced in its entirety by the following:

A committee of AXA FMG investment personnel manages the Portfolio. Kenneth Kozlowski serves as the lead portfolio manager of the committee with primary responsibility for the management of the Portfolio. Xavier Poutas assists the lead portfolio manager with day-to-day management of the Portfolio, but does not have joint and primary responsibility for management of the Portfolio.

Kenneth T. Kozlowski, CFP®, CHFC, CLU has served as Vice President of AXA Equitable from February 2001 to present. He has had primary responsibility for the asset allocation, fund selection and rebalancing of AXA Equitable’s funds of funds since 2003 and for the Portfolio since its inception. Prior to June 1, 2007, Mr. Kozlowski served as Chief Financial Officer and Treasurer of the Trust since December 2002.

Xavier Poutas, CFA® joined AXA FMG in November 2004 as Fund Administrator and was involved in the implementation of the asset allocation strategy for AXA Equitable’s funds of funds. From November 2003 to September 2004, he served as Audit Manager of AXA Internal Audit, and From September 2002 to October 2003, he was a senior auditor with AXA Internal Audit. Mr. Poutas assists in portfolio analysis and portfolio performance evaluation.

Information about the lead manager’s compensation, other accounts he manages and his ownership of securities in the Portfolios is available in the Portfolio’s Statement of Additional Information.